SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2002

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State of Other Jurisdiction of Incorporation)

0-2253 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

Chesney House, 96 Pitts Bay Road Pembroke, Bermuda (Address of Principal Executive Offices)	HM-08 (Zip Code)

(441) 292-0888
(Registrant’s Telephone Number, Including Area Code)

Item 7. Exhibits.

Exhibit 99.1	Trading Policy
Exhibit 99.2	Vision, Guiding Principles and Strategy, including the Code of Business Conduct and Ethics
Exhibit 99.3	Human Resources Committee Charter
Exhibit 99.4	Compensation Committee Charter
Exhibit 99.5	Finance Committee Charter
Exhibit 99.6	Nominating and Governance Committee Charter
Exhibit 99.7	Audit Committee Charter

Item 9. Regulation FD Disclosure.

PartnerRe Ltd. is providing the charters of committees of its Board of Directors and related documents as exhibits to this report on Form 8-K.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

By:	/s/ Christine Patton
Name: Christine Patton
Title: General Counsel

Date: December 30, 2002

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Trading Policy
Exhibit 99.2	Vision, Guiding Principles and Strategy, including the Code of Business Conduct and Ethics
Exhibit 99.3	Human Resources Committee Charter
Exhibit 99.4	Compensation Committee Charter
Exhibit 99.5	Finance Committee Charter
Exhibit 99.6	Nominating and Governance Committee Charter
Exhibit 99.7	Audit Committee Charter